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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       May 16, 1997
                                                      -------------------------


                         SEARCH FINANCIAL SERVICES INC.
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               (Exact name of registrant as specified in charter)


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
                    DELAWARE                              0-9539                            41-1356819
 ----------------------------------------------   -----------------------      ------------------------------------
 (State or other jurisdiction of incorporation)   (Commission File Number)     (I.R.S. Employer Identification No.)


              600 N. PEARL STREET
                  SUITE 2500
                 DALLAS, TEXAS                                                      75201-2899
 ------------------------------------------------------------   ---------------------------------------------------
    (Address of principal executive offices)                                        (Zip Code)


     Registrant's telephone number, including area code                            (214) 965-6000
                                                         ----------------------------------------------------------
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                           SEARCH CAPITAL GROUP, INC.
                       700 NORTH PEARL STREET, SUITE 400
                             DALLAS, TX  75201-7490
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 16, 1997, Registrant announced that it had changed its name to Search Financial Services Inc. and that the stock symbols for its common stock and 9%/7% convertible preferred stock on The Nasdaq National Market had changed to SFSI and SFSIP, respectively.

         The press release issued by Registrant with respect to the name and stock symbol changes is filed herewith as Exhibit 99.









                                      -2-
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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

         (C)     EXHIBITS.

   Exhibit No.   Description

      99         Press Release dated May 16, 1997
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SEARCH FINANCIAL SERVICES INC.



                                          By: /s/ Ellis A. Regenbogen
                                             ----------------------------------
                                                  Ellis A. Regenbogen
                                                  Executive Vice President




Dated:   May 21, 1997
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                                EXHIBIT INDEX


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
Exhibit No.    Description
-----------    -----------
     99        Press Release dated May 16, 1997
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